UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT


               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934

               Date of Report:  July 15, 1997


                Commission File Number 1-3423

                         ENRON CORP.
   (Exact name of registrant as specified in its charter)


                 Oregon                          76-0511381
   (State or other jurisdiction of      (I.R.S. Employer Identification
   incorporation or organization)                 Number)



               Enron Building
             1400 Smith Street
              Houston, Texas                     77002
   (Address of principal executive            (Zip Code)
                  Offices)



                         (713) 853-6161
               (Registrant's telephone number, including
                          area code)

Item 2.  Acquisition or Disposition of Assets.

     On July 1, 1997, Enron Corp. acquired Portland General Corporation ("PGC") by merger pursuant to the Amended and Restated Agreement and Plan of Merger by and among Enron Corp., PGC and Enron Oregon Corp., dated as of July 20, 1996 and amended and restated as of September 24, 1996 and as further amended by the First Amendment dated April 14, 1997 (the "Amended Merger Agreement"). Pursuant to the Amended Merger Agreement, on July 1, 1997, Enron Corp., a Delaware corporation, merged with and into Enron Oregon Corp., an Oregon corporation (the "Reincorporation Merger"), and the name of Enron Oregon Corp. was changed to Enron Corp. ("Enron" or, the "Registrant"). Also on July 1, 1997, promptly following the Reincorporation Merger, PGC merged with and into Enron (the "PGC Merger"), with Enron continuing in existence as the surviving corporation (the Reincorporation Merger and the PGC Merger are collectively referred to herein as the "Mergers"). Each share of PGC common stock issued and outstanding (other than shares owned by PGC, Enron Corp., Enron Oregon Corp. or any of their respective subsidiaries, which were canceled) was converted into 0.9825 shares of Enron common stock. In addition, pursuant to the terms of the Amended Merger Agreement, Enron consolidated PGC's debt (approximately $1.1 billion at March 31, 1997) and accounted for the transaction on a purchase accounting basis. The amount of such consideration was the result of an agreed negotiation between the two companies, and the mergers were approved by each company's shareholders.

     Pursuant to the Amended Merger Agreement, Portland
General Electric Company ("PGE") is now a wholly-owned subsidiary of Enron. Prior to the merger and pursuant to the Amended Merger Agreement, the PGC Board of Directors nominated PGC Board members Jerome J. Meyer and Bruce G.
Willison to join Ken L. Harrison as members of the Enron
Board of Directors. Also pursuant to the terms of the Amended Merger Agreement, Ken L. Harrison, previously
Chairman of the Board and Chief Executive Officer of PGC, has assumed the office of Vice Chairman of the Board of Enron.

     PGC was an electric utility holding company organized in 1985. PGE, now a wholly-owned subsidiary of Enron, was PGC's principal operating subsidiary which accounted for substantially all of PGC's assets, revenues and net income. PGC was exempt from regulation under the Public Utility Holding Company Act of 1935, except Section 9(a)(2) thereof relating to the acquisition of securities of other public utility companies. PGE, incorporated in 1930, is an electric utility company engaged in the generation, purchase, transmission, distribution and sale of electricity in the State of Oregon. PGE also sells energy to wholesale customers throughout the western United States. For further discussion of PGE and its properties, see PGC's Annual Report on Form 10-K for the year ended December 31, 1996, which is incorporated by reference herein. PGE will continue to operate its assets as an electric utility.

     For a further discussion of PGC, PGE and the Amended Merger Agreement, see the Amended Merger Agreement included as Annex A to the Proxy Statement/Prospectus included in the Registrant's Registration Statement on Form S-4, File No. 333-13791, in addition to the other documents listed in Item 7(c) hereto and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements of the Acquired Business.

          Reference is made to the PGC consolidated financial statements for the year ended December 31, 1996, which are included in PGC's Form 10-K for the year ended December 31, 1996, incorporated by reference herein (see Exhibit list, Item 7(c)).

     (b)  Pro Forma Financial Information.

          The following unaudited pro forma combined balance sheet as of March 31, 1997 and the unaudited pro forma combined statements of income for the three months ended March 31, 1997 and the year ended December 31, 1996, give effect to the Mergers based on the historical consolidated financial statements of Enron and PGC under the assumptions and adjustments set forth in the accompanying notes to the pro forma financial statements.

          The unaudited pro forma combined balance sheet assumes the Mergers were consummated on March 31, 1997. The unaudited pro forma combined statements of income assume that the Mergers were consummated on January 1, 1996. Enron will account for the transaction as a purchase for financial reporting purposes.

          These unaudited pro forma combined financial statements should be read in conjunction with the notes thereto and with the historical consolidated financial statements and related notes thereto of Enron and PGC. The unaudited pro forma combined financial statements have been prepared based upon assumptions deemed appropriate by the management of Enron and PGC. These unaudited pro forma combined financial statements have been prepared for informational purposes only and are not necessarily indicative of the actual or future results of operations or financial condition that would have been achieved had the Mergers occurred at the dates assumed.

                         ENRON CORP.

         UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                       March 31, 1997
                        (in millions)
                                                               PRO FORMA
                                      ENRON      PGC    ADJUSTMENTS   COMBINED
Current Assets
   Cash and cash equivalents         $   255   $   66   $   (19)(A)   $   294
                                                             (8)(B)
   Trade and other receivables         1,802      183                   1,985
   Assets from price risk
    management activities                657       --                     657
   Other                                 559       62                     621
      Total Current Assets             3,273      311       (27)        3,557
Investments and Other Assets
   Investments in and advances
    to unconsolidated subsidiaries     1,685       --                   1,685
   Assets from price risk
    management activities              1,266       --                   1,266
   Unamortized regulatory assets          55      877                     932
   Other                               1,790      648       (11)(A)     2,427
      Total Investments and
       Other Assets                    4,796    1,525       (11)        6,310
Property, Plant and Equipment, net     7,079    1,785                   8,864
Goodwill                                  --       --       983 (C)       983
Total Assets                         $15,148   $3,621    $  945       $19,714

Current Liabilities
   Accounts payable and accrued
    liabilities                      $ 1,608   $  143    $            $ 1,751
   Liabilities from price risk
    management activities                699       --                     699
   Other                                 475      259        17 (D)       751
      Total Current Liabilities        2,782      402        17         3,201
Long-Term Debt                         3,564      931        20 (E)     4,515
Deferred Credits and Other
 Liabilities
   Deferred income taxes               2,359      610       (70)(F)     2,899
   Liabilities from price risk
    management activities                531       --                     531
   Trojan decommissioning and
    transition obligation                 --      355                     355
   Other                                 480      276       131 (D)       887
      Total Deferred Credits
       and Other Liabilities           3,370    1,241        61         4,672
Minority Interests                       754       --                     754
Company-Obligated Preferred Stock
 of Subsidiaries                         764       30         1 (E)       795
Shareholders' Equity
   Convertible preferred stock           137       --                     137
   Common stock                           26      193     1,670 (G)     3,768
                                                          1,879 (H)
   Additional paid in capital          1,879      586      (586)(G)        --
                                                         (1,879)(H)
   Retained earnings                   2,172      240      (232)(G)     2,172
                                                             (8)(B)
   Other                                (300)      (2)        2 (G)      (300)
                                       3,914    1,017       846         5,777
Total Liabilities and Shareholders'
 Equity                              $15,148   $3,621   $   945       $19,714
Common Stock outstanding as of
 March 31, 1997                          256       51                     306

---------------
* Certain amounts have been reclassified to conform to Enron's presentation.

                         ENRON CORP.

     NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET

A. To reflect approximately $30 million for transaction costs related to the PGC Merger incurred by Enron, of which $11 million has been paid and deferred, including
    Enron's required contribution to the PGC Foundation of $10 million.

B. To reflect approximately $8 million for PGC transaction costs related to the Mergers expected to be incurred subsequent to March 31, 1997.

C. To reflect the recognition of the purchase price allocation to goodwill. The significant adjustments comprising the purchase price allocated to goodwill are as follows (in millions):

    Consideration paid in excess of PGC's net
     book value                                      $854
    Increase in long-term debt and preferred stock     21
    Guaranteed obligation to PGE customers            148
    Decrease in deferred income tax liability         (70)
    Transaction costs                                  30
                                                     $983

    For purposes of these Pro Forma Combined Financial Statements, the assets and liabilities acquired reflect their current net book value, except as reflected above. The allocation of the purchase price is preliminary because valuations and other studies related to PGC's regulated and unregulated businesses have not been finalized.

    Additionally, as a condition to the Oregon Public Utility Commission's ("OPUC") approval of the Mergers, Enron will file a disaggregation plan to separate PGC's generating assets from its transmission and distribution assets within 60 days after the effective date of the Mergers. As a result, certain of PGC's operations may no longer be regulated and therefore will not be subject to the provisions of Statement of Accounting Standards No. 71, "Accounting for the Effects of Certain Types of Regulation." Enron is preparing its disaggregation plan and has not completed its estimate of the impact of such plan on the recorded assets and liabilities of PGC. As of March 31, 1997, PGC's net regulatory assets were $742 million.

    As a result of the above matters, the fair values of the assets and liabilities of PGC's regulated and unregulated businesses may vary significantly from the historical basis of the assets and liabilities recorded by PGC. Therefore, Enron is currently unable to estimate the fair value of PGC's assets and liabilities and the ultimate impact on its purchase price allocation to goodwill.

D. To reflect Enron's obligation to provide guaranteed merger-related benefits to PGE's customers. The total undiscounted guaranteed obligation of $141 million (which will accrue interest at above-market rates) has been reflected at Enron's incremental current borrowing rate.

E. To increase long-term debt and preferred stock of subsidiary, PGE, by $20 million and $1 million, respectively, to reflect fair value based on the quoted market prices for the same or similar issues or on the current rates offered to PGC for debt of similar remaining maturities.

F. To reduce deferred income tax liabilities for the tax effect of the basis differences between the fair value of certain liabilities and PGC's corresponding historical net book values. It is assumed there will be no change in the tax basis of PGC's assets and liabilities. For purposes of the pro forma calculations, a statutory income tax rate of 41% has been utilized.

G. To reflect the issuance of approximately 50.5 million shares of Enron Common Stock, without par value, for the PGC Common Stock issued and outstanding as of the effective date of the Merger (based upon the PGC Conversion Ratio of 0.9825 shares of Enron Common Stock for each share of PGC Common Stock) at $36.88 per share (reflecting the average share price of Enron Common Stock for two trading days before and after the announcement of the First Amendment) and to eliminate PGC common shareholders' equity of $1,017 million.

H. To reflect the reclassification of Enron's additional paid in capital to common stock due to the Enron Common
    Stock being without a par value upon completion of the Reincorporation Merger.

                         ENRON CORP.

      UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
              Three Months Ended March 31, 1997
           (in millions, except per share amounts)


                                                             PRO FORMA
                                      ENRON     PGC    ADJUSTMENTS   COMBINED

Revenues                              $5,344   $ 368     $            $5,712
Costs and Expenses
   Costs of gas and other products     4,632     157                   4,789
   Operating expenses                    273      53                     326
   Oil and gas exploration expenses       22      --                      22
   Depreciation, depletion and
    amortization                         124      39       7 (A)         170
   Taxes, other than income taxes         36      15                      51
                                       5,087     264       7           5,358
Operating Income                         257     104      (7)            354
Other Income and Deductions, net         172      25       1 (B)         198
Income before Interest, Minority
 Interests and Income Taxes              429     129      (6)            552
Interest and Related Charges, net         70      19       2 (C)          91
Dividends on Preferred Stock of
 Subsidiaries                             15       1                      16
Minority Interests                        19      --                      19
Income Taxes                             103      50      (1)(D)         152
Net Income                               222      59      (7)            274
Preferred Stock Dividends                  4      --                       4
Earnings on Common Stock              $  218   $  59     $(7)         $  270

Earnings Per Share of Common Stock
   Primary                            $ 0.88   $1.16                  $ 0.91
   Fully diluted                      $ 0.81   $1.16                  $ 0.85

Average Number of Common Shares
 Used in Primary Computation             248      51                     298

---------------
* Certain amounts have been reclassified to conform to Enron's presentation.

                         ENRON CORP.

      UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                Year Ended December 31, 1996
           (in millions, except per share amounts)

                                                               PRO FORMA
                                       ENRON      PGC    ADJUSTMENTS   COMBINED

Revenues                              $13,289   $1,112     $           $14,401
Costs and Expenses
   Costs of gas and other products     10,478      317                  10,795
   Operating expenses                   1,421      253                   1,674
   Oil and gas exploration expenses        89       --                      89
   Depreciation, depletion and
    amortization                          474      155       25 (A)        654
   Taxes, other than income taxes         137       52                     189
                                       12,599      777       25         13,401
Operating Income                          690      335      (25)         1,000
Other Income and Deductions, net          548      (21)      23 (B)        550
Income before Interest, Minority
 Interests and Income Taxes             1,238      314       (2)         1,550
Interest and Related Charges, net         274       78        8 (C)        360
Dividends on Preferred Stock of
 Subsidiaries                              34        3                      37
Minority Interests                         75       --                      75
Income Taxes                              271      103        7 (D)        381
Net Income                                584      130      (17)           697
Preferred Stock Dividends                  16       --                      16
Earnings on Common Stock              $   568   $  130     $(17)       $   681

Earnings Per Share of Common Stock
   Primary                            $  2.31   $ 2.53                 $  2.30
   Fully diluted                      $  2.16   $ 2.53                 $  2.17

Average Number of Common Shares
 Used in Primary Computation              246       51                     296

---------------
* Certain amounts have been reclassified to conform to Enron's presentation.

                         ENRON CORP.

 NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME


The adjustments to the Unaudited Pro Forma Condensed Combined Statements of Income do not give effect to any nonrecurring costs directly associated with the Mergers that might be incurred within the next twelve months. The pro forma financial data also do not give effect to any potential cost savings and synergies that could result from the Mergers.

A. To reflect a 40-year amortization of the purchase price allocated to goodwill.

B. To remove the effect of PGC's recognition of expenses related to the Mergers in the three months ended March
    31, 1997 and the year ended December 31, 1996.

C. To reflect amortization of the excess of fair value over book value from revaluation of PGC's long-term debt and preferred stock and interest expense related to Enron's obligation to provide guaranteed merger-related benefits to PGE's customers.

D. To reflect income tax expense for the effects of the above items except for item A. For purposes of the pro forma calculations, a statutory income tax rate of 41% has been utilized.

E. The average number of common shares used in primary computation have been determined using the PGC Conversion
    Ratio of 0.9825 shares of New Enron Common Stock for each share of PGC Common Stock.

Item 7.  Financial Statements and Exhibits (continued).

     (c)  Exhibits.  The following exhibits to the Form 8-K
          Current Report are incorporated by reference to the filings indicated below:

     (i) The following documents filed with the Commission by Enron Corp., an Oregon corporation, are incorporated herein by reference:

            (a)  Form 8-B Registration Statement filed
            on July 2, 1997 pursuant to the Securities
            Exchange Act of 1934;

            (b)  Amended and Restated Agreement and
            Plan of Merger dated as of July 20, 1996 and amended and restated as of September 24, 1996 among Enron Corp., Enron Oregon Corp., and PGC, as amended by the First Amendment thereto dated April 14, 1997 (Annex A to the Proxy Statement/Prospectus included in the Registrant's Registration Statement on Form S-4, File No. 333-13791).

            (c)  Restated Articles of Incorporation of
            Enron (Annex E to the Proxy
            Statement/Prospectus included in the
            Registrant's Registration Statement on Form S-4,
            File No. 333-13791).

            (d)  Articles of Merger of Enron Oregon
            Corp., an Oregon corporation, and Enron Corp., a Delaware corporation (Exhibit 3.02 to Registrant's Post-Effective Amendment No. 1 to
            Form S-3 Registration Statement, File No. 33-
            60417).

            (e)  Articles of Merger of Enron Corp., an
            Oregon corporation, and Portland General
            Corporation, an Oregon corporation (Exhibit
            3.03 to Registrant's Post-Effective Amendment
            No. 1 to Form S-3 Registration Statement, File
            No. 33-60417).

            (f)  Bylaws of Enron (Exhibit 3.04 to the
            Registrant's Post-Effective Amendment No. 1 to
            Form S-3 Registration Statement, File No. 33-
            60417.

            (g)  Form of Series Designation for the
            Enron Convertible Preferred Stock (Annex F to the Proxy Statement/Prospectus included in the Registrant's Registration Statement on Form S-4,
            File No. 333-13791).

            (h)  Form of Series Designation for the
            Enron 9.142% Preferred Stock (Annex G to the
            Proxy Statement/Prospectus included in the
            Registrant's Registration Statement on Form S-4,
            File No. 333-13791).

            (i)  Employment Agreement dated July 20,
            1996 between Enron and Ken L. Harrison (Annex C to the Proxy Statement/Prospectus included in the Registrant's Registration Statement on Form
            S-4, File No. 333-13791).

     (ii) The following documents filed by PGC with the Commission are incorporated herein by reference:

            (a)  Annual Report on Form 10-K for the
            fiscal year ended December 31, 1996, as amended by Form 10-K/A Amendment No. 1; and

            (b)  Quarterly Report on Form 10-Q for the
            quarter ended March 31, 1997.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Enron Corp.


Date:  July 15, 1997                 By:  RICHARD A. CAUSEY
                                          Richard A. Causey
                                          Senior  Vice President
                                           and Chief Accounting and
                                           Information Officer